EXHIBIT 99
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                   Fixed Overview Report: WFMBS 05-16 Prelim
--------------------------------------------------------------------------------

Summary of Loans in Statistical Calculation Pool Range (As of 11/15/2005 )                     Range

   Total Number of Loans                                      1,676
   Total Outstanding Balance                    $799,566,672
 Average Loan Balance                               $477,068                           $56,948 to $1,998,102
 Escrow Balance %                                      0.00%
 WA Mortgage Rate                                     5.899%                           5.375% to 6.750%
 WA Original Term (months)                               357                           240 to      360
 WA Remaining Term (months)                              356                           230 to      360
 WA Age (months)                                           1                           0 to         19
 WA LTV                                               68.76%                           11.78% to 95.00%
 WA CLTV                                              73.27%                           11.78% to 100.00%
 WA FICO                                                743                            0 to         817
 Balloon                                               0.00%
 California North                                     10.82%
 California South             (ZIP : 90000-93600)     14.74%
 Size (% of pool)             Jumbo/Super-Jumbo        83.45%
                              Conforming (Size=C)      16.55%
 Secured by (% of pool)       1st Liens               100.00%
                              2st Liens                 0.00%
 Prepayment Penalty (% of all loans)                    0.00%



Top 10 States   Top 10 Prop   Doc Types      Provided Doc   Purpose Codes    Occ Codes    Orig PP Term   IO Loans
-------------   -----------   ------------   ------------   -------------    ----------   ------------   -------------
CA     25.57%   SFR  90.52%   FL/AL 57.70%   1     57.70%   P      47.00%    P   92.06%   0    100.00%   0      80.01%
NY     10.48%   CO    6.36%   SS     0.47%   4     38.22%   CO     33.46%    S    7.94%                  120    12.19%
VA      6.04%   CP    1.48%   RE    38.22%   5      3.61%   RT     19.53%                                180     7.80%
MD      5.89%   2-4F  1.34%   ND     3.61%   3      0.47%
MN      5.23%   PUD   0.29%
NJ      4.68%
IL      4.52%
FL      3.85%
PA      3.65%
MA      3.34%


--------------------------------------------------------------------------------
The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). CSFB is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                     Total        Loan                 Avg         Min      Max              Net    Cutoff
                                   Sched Bal      Count    PCT      Sched Bal     Coupon   Coupon    WAC    Rate    RTerm
                                 --------------   -----   ------   ------------   ------   ------   -----   -----   ------
All                              799,566,672.48   1,676   100.00     477,068.42     5.38     6.75    5.90    5.64      356

orig_balance
0 =< ... < 100000.01               2,383,725.28      30     0.30      79,457.51     5.75     6.50    6.11    5.85      357

100000.01 =< ... < 200000.01      30,313,620.25     191     3.79     158,710.05     5.50     6.63    5.99    5.73      357
200000.01 =< ... < 300000.01      58,384,425.94     234     7.30     249,506.09     5.38     6.50    5.97    5.71      359
300000.01 =< ... < 400000.01      39,109,219.18     117     4.89     334,266.83     5.50     6.75    5.95    5.69      358
400000.01 =< ... < 500000.01     214,375,485.51     475    26.81     451,316.81     5.38     6.63    5.89    5.63      356
500000.01 =< ... < 600000.01     136,077,226.88     248    17.02     548,698.50     5.38     6.50    5.88    5.62      356
600000.01 =< ... < 700000.01     104,528,273.54     160    13.07     653,301.71     5.50     6.25    5.88    5.62      356
700000.01 =< ... < 800000.01      50,302,801.75      67     6.29     750,788.09     5.63     6.50    5.89    5.63      359
800000.01 =< ... < 900000.01      43,698,827.32      51     5.47     856,839.75     5.50     6.25    5.90    5.64      357
900000.01 =< ... < 1000000.01     61,326,480.24      63     7.67     973,436.19     5.38     6.25    5.85    5.59      359
1000000.01 =< ... < 1250000.01    10,144,818.83       9     1.27   1,127,202.09     5.50     6.50    5.91    5.65      345
>= 1250000.01                     48,921,767.76      31     6.12   1,578,121.54     5.50     6.25    5.92    5.66      354

Sched_Balance
0 =< ... < 100000.01               2,383,725.28      30     0.30      79,457.51     5.75     6.50    6.11    5.85      357
100000.01 =< ... < 200000.01      30,440,575.86     192     3.81     158,544.67     5.50     6.63    5.99    5.73      357
200000.01 =< ... < 300000.01      58,257,470.33     233     7.29     250,032.06     5.38     6.50    5.97    5.71      359
300000.01 =< ... < 400000.01      39,908,152.31     119     4.99     335,362.62     5.50     6.75    5.94    5.68      358
400000.01 =< ... < 500000.01     213,576,552.38     473    26.71     451,536.05     5.38     6.63    5.89    5.63      356
500000.01 =< ... < 600000.01     136,077,226.88     248    17.02     548,698.50     5.38     6.50    5.88    5.62      356
600000.01 =< ... < 700000.01     104,528,273.54     160    13.07     653,301.71     5.50     6.25    5.88    5.62      356
700000.01 =< ... < 800000.01      50,302,801.75      67     6.29     750,788.09     5.63     6.50    5.89    5.63      359
800000.01 =< ... < 900000.01      43,698,827.32      51     5.47     856,839.75     5.50     6.25    5.90    5.64      357
900000.01 =< ... < 1000000.01     61,326,480.24      63     7.67     973,436.19     5.38     6.25    5.85    5.59      359
1000000.01 =< ... < 1250000.01    11,244,818.83      10     1.41   1,124,481.88     5.50     6.50    5.92    5.66      347
>= 1250000.01                     47,821,767.76      30     5.98   1,594,058.93     5.50     6.25    5.92    5.66      354

state TOP 10
Other                            213,977,744.46     510    26.76     419,564.20     5.38     6.50    5.89    5.63      357
CA                               204,413,756.18     386    25.57     529,569.32     5.38     6.75    5.95    5.69      356
NY                                83,791,689.79     154    10.48     544,101.88     5.50     6.50    5.90    5.64      357
VA                                48,283,325.78     104     6.04     464,262.75     5.50     6.38    5.88    5.62      359
MD                                47,085,112.70      98     5.89     480,460.33     5.63     6.50    5.86    5.60      354
MN                                41,795,063.51     108     5.23     386,991.33     5.50     6.50    5.85    5.59      356
NJ                                37,389,412.13      81     4.68     461,597.68     5.63     6.63    5.90    5.64      356
IL                                36,141,954.48      68     4.52     531,499.33     5.50     6.25    5.84    5.58      356
FL                                30,772,430.76      64     3.85     480,819.23     5.38     6.63    5.95    5.69      349
PA                                29,200,781.42      53     3.65     550,958.14     5.38     6.50    5.85    5.59      359
MA                                26,715,401.27      50     3.34     534,308.03     5.50     6.38    5.83    5.57      359

Orig_LTV
0 =< ... < 50.01                  87,770,407.50     184    10.98     477,013.08     5.38     6.63    5.93    5.67      355
50.01 =< ... < 60.01              92,504,744.10     178    11.57     519,689.57     5.50     6.38    5.89    5.63      356
60.01 =< ... < 70.01             181,299,601.74     329    22.67     551,062.62     5.38     6.75    5.91    5.65      356
70.01 =< ... < 80.01             424,077,617.27     936    53.04     453,074.38     5.38     6.63    5.89    5.63      357
80.01 =< ... < 90.01              10,378,016.39      34     1.30     305,235.78     5.63     6.38    5.93    5.67      358
90.01 =< ... < 100.01              3,536,285.48      15     0.44     235,752.37     5.63     6.38    5.99    5.73      359


                                    Cutoff
                                    Season      FICO     LTV
                                 ------------   ------   ----
All                                         1      743     69

orig_balance                                1      746     67
0 =< ... < 100000.01

100000.01 =< ... < 200000.01                1      737     67
200000.01 =< ... < 300000.01                1      744     69
300000.01 =< ... < 400000.01                1      739     72
400000.01 =< ... < 500000.01                1      748     71
500000.01 =< ... < 600000.01                1      744     72
600000.01 =< ... < 700000.01                1      744     69
700000.01 =< ... < 800000.01                1      736     67
800000.01 =< ... < 900000.01                1      737     68
900000.01 =< ... < 1000000.01               1      730     63
1000000.01 =< ... < 1250000.01              1      754     60
>= 1250000.01                               1      750     62

Sched_Balance
0 =< ... < 100000.01                        1      746     67
100000.01 =< ... < 200000.01                1      737     67
200000.01 =< ... < 300000.01                1      744     69
300000.01 =< ... < 400000.01                1      739     72
400000.01 =< ... < 500000.01                1      748     71
500000.01 =< ... < 600000.01                1      744     72
600000.01 =< ... < 700000.01                1      744     69
700000.01 =< ... < 800000.01                1      736     67
800000.01 =< ... < 900000.01                1      737     68
900000.01 =< ... < 1000000.01               1      730     63
1000000.01 =< ... < 1250000.01              1      749     60
>= 1250000.01                               1      751     62

state TOP 10
Other                                       1      744     71
CA                                          1      743     63
NY                                          1      736     68
VA                                          1      737     73
MD                                          1      747     73
MN                                          1      749     73
NJ                                          1      736     71
IL                                          1      742     72
FL                                          1      756     66
PA                                          1      751     71
MA                                          1      741     68

Orig_LTV
0 =< ... < 50.01                            1      742     40
50.01 =< ... < 60.01                        1      751     56
60.01 =< ... < 70.01                        1      740     66
70.01 =< ... < 80.01                        1      743     78
80.01 =< ... < 90.01                        1      721     87
90.01 =< ... < 100.01                       1      712     95


--------------------------------------------------------------------------------
The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). CSFB is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                     Total        Loan                 Avg         Min      Max              Net    Cutoff
                                   Sched Bal      Count    PCT      Sched Bal     Coupon   Coupon    WAC    Rate    RTerm
                                 --------------   -----   ------   ------------   ------   ------   -----   -----   ------
Curr_Rate
5.25 =< ... < 5.5                  3,045,236.62       6     0.38     507,539.44     5.38     5.38    5.38    5.12      356
5.5 =< ... < 5.75                 57,291,192.04     109     7.17     525,607.27     5.50     5.63    5.60    5.34      349
5.75 =< ... < 6                  468,942,619.92     922    58.65     508,614.56     5.75     5.88    5.82    5.56      356
6 =< ... < 6.25                  206,354,966.07     475    25.81     434,431.51     6.00     6.13    6.04    5.78      358
6.25 =< ... < 6.5                 56,007,530.70     141     7.00     397,216.53     6.25     6.38    6.27    6.01      359
6.5 =< ... < 6.75                  7,580,424.16      22     0.95     344,564.73     6.50     6.63    6.52    6.26      359
6.75 =< ... < 7                      344,702.97       1     0.04     344,702.97     6.75     6.75    6.75    6.49      360

Property_Type
2 Family                          10,721,642.72      19     1.34     564,296.99     5.75     6.38    6.01    5.75      357
Co-op                             11,858,909.81      26     1.48     456,111.92     5.50     6.38    5.89    5.63      359
Condo - High Rise >8 floors       13,838,114.79      31     1.73     446,390.80     5.50     6.50    5.98    5.72      359
Condo - Low Rise <5 floors        37,023,759.14     103     4.63     359,453.97     5.38     6.50    5.94    5.68      357
PUD                                2,320,052.74       4     0.29     580,013.19     5.63     5.88    5.75    5.49      358
Single Family Detached           723,804,193.28   1,493    90.52     484,798.52     5.38     6.75    5.89    5.63      356

Purpose
Purchase                         375,828,750.15     802    47.00     468,614.40     5.38     6.63    5.88    5.62      358
Refinance - Cashout              267,554,904.13     580    33.46     461,301.56     5.38     6.75    5.93    5.67      354
Refinance - Rate Term            156,183,018.20     294    19.53     531,234.76     5.38     6.63    5.88    5.62      356

Occupancy
Primary                          736,110,526.72   1,537    92.06     478,926.82     5.38     6.75    5.90    5.64      356
Secondary                         63,456,145.76     139     7.94     456,519.03     5.50     6.50    5.93    5.67      359

Orig_Term
240 =< ... < 252                  16,666,620.02      31     2.08     537,632.90     5.50     6.00    5.78    5.52      236
300 =< ... < 312                   1,086,285.78       3     0.14     362,095.26     5.88     6.00    5.88    5.62      300
336 =< ... < 348                     422,999.62       1     0.05     422,999.62     5.88     5.88    5.88    5.62      335
360 =< ... < 372                 781,390,767.06   1,641    97.73     476,167.44     5.38     6.75    5.90    5.64      359

Doc_Type
Full                             461,342,939.44     870    57.70     530,279.24     5.38     6.63    5.88    5.62      357
No Doc (NINA)                     28,849,106.63      71     3.61     406,325.45     5.50     6.38    5.87    5.61      355
Reduced (partial)                305,632,809.72     727    38.22     420,402.76     5.38     6.75    5.94    5.68      356
Stated / Stated                    3,741,816.69       8     0.47     467,727.09     5.63     6.00    5.80    5.54      344

Fico
0 =< ... < 99                        105,198.04       1     0.01     105,198.04     6.25     6.25    6.25    5.99      359
600 =< ... < 650                  12,490,560.86      25     1.56     499,622.43     5.75     6.63    5.93    5.67      352
650 =< ... < 700                 133,422,137.56     302    16.69     441,795.16     5.38     6.75    5.93    5.67      356
700 =< ... < 750                 252,568,011.17     507    31.59     498,161.76     5.38     6.63    5.91    5.65      357
750 =< ... < 800                 356,010,819.46     731    44.53     487,018.90     5.38     6.50    5.88    5.62      356
800 =< ... < 850                  44,969,945.39     110     5.62     408,817.69     5.63     6.50    5.89    5.63      359

Prepay_Months
0                                799,566,672.48   1,676   100.00     477,068.42     5.38     6.75    5.90    5.64      356

interest_only_period
0                                639,754,842.95   1,176    80.01     544,009.22     5.38     6.75    5.89    5.63      356


                                   Cutoff
                                   Season      FICO     LTV
                                 -----------   ------   ----
Curr_Rate
5.25 =< ... < 5.5                          4      744     69
5.5 =< ... < 5.75                          2      753     69
5.75 =< ... < 6                            1      744     69
6 =< ... < 6.25                            1      741     68
6.25 =< ... < 6.5                          1      737     66
6.5 =< ... < 6.75                          1      709     71
6.75 =< ... < 7                            0      667     69

Property_Type
2 Family                                   1      734     66
Co-op                                      1      750     66
Condo - High Rise >8 floors                1      750     70
Condo - Low Rise <5 floors                 1      752     69
PUD                                        2      764     74
Single Family Detached                     1      742     69

Purpose
Purchase                                   1      751     74
Refinance - Cashout                        1      732     64
Refinance - Rate Term                      1      743     66

Occupancy
Primary                                    1      742     69
Secondary                                  1      758     68

Orig_Term
240 =< ... < 252                           4      739     65
300 =< ... < 312                           0      722     78
336 =< ... < 348                           1      772     80
360 =< ... < 372                           1      743     69

Doc_Type
Full                                       1      737     71
No Doc (NINA)                              1      761     64
Reduced (partial)                          1      751     66
Stated / Stated                            2      742     70

Fico
0 =< ... < 99                              1       80
600 =< ... < 650                           2      640     68
650 =< ... < 700                           1      680     70
700 =< ... < 750                           1      725     68
750 =< ... < 800                           1      776     69
800 =< ... < 850                           1      805     67

Prepay_Months
0                                          1      743     69

interest_only_period
0                                          1      742     69


--------------------------------------------------------------------------------
The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). CSFB is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                     Total        Loan                 Avg         Min      Max             Cutoff  Cutoff
                                   Sched Bal      Count    PCT      Sched Bal     Coupon   Coupon    WAC    Rate    RTerm
------------------------------   --------------   -----   ------   ------------   ------   ------   -----   -----   ------
120                               97,455,700.89     305    12.19     319,526.89     5.38     6.63    5.96    5.70      359
180                               62,356,128.64     195     7.80     319,775.02     5.38     6.50    5.95    5.69      359


                                    Cutoff
                                    Season       FICO     LTV
------------------------------   ------------   ------   ----
120                                         1      743     70
180                                         1      752     67


--------------------------------------------------------------------------------
The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). CSFB is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

WFMBS05-16AR9 - Price/Yield - A1

Balance   $13,444,000.00   Delay           24          WAC           5.9   WAM    358
Coupon    6                Dated           12/1/2005   NET           5.5   WALA     2
Settle    12/30/2005       First Payment   1/25/2006   Contrib Wac   5.9


Price           1       2       3       4       5       6       7       8       9
`           Yield   Yield   Yield   Yield   Yield   Yield   Yield   Yield   Yield
97-00.00    6.297   6.304   6.315   6.330   6.350   6.475   6.676   6.907   7.109
97-04.00    6.286   6.292   6.303   6.317   6.336   6.456   6.647   6.867   7.058
97-08.00    6.275   6.281   6.291   6.305   6.323   6.436   6.618   6.826   7.008
97-12.00    6.265   6.270   6.279   6.293   6.310   6.417   6.589   6.786   6.958
97-16.00    6.254   6.259   6.268   6.280   6.296   6.397   6.559   6.745   6.907
97-20.00    6.243   6.248   6.256   6.268   6.283   6.378   6.530   6.705   6.857
97-24.00    6.232   6.237   6.245   6.255   6.270   6.358   6.501   6.665   6.807
97-28.00    6.222   6.226   6.233   6.243   6.256   6.339   6.472   6.624   6.757
98-00.00    6.211   6.215   6.221   6.231   6.243   6.320   6.443   6.584   6.707
98-04.00    6.200   6.204   6.210   6.219   6.230   6.300   6.414   6.544   6.657
98-08.00    6.189   6.193   6.198   6.206   6.217   6.281   6.385   6.504   6.608
98-12.00    6.179   6.182   6.187   6.194   6.203   6.262   6.356   6.464   6.558
98-16.00    6.168   6.171   6.175   6.182   6.190   6.243   6.327   6.424   6.508
98-20.00    6.158   6.160   6.164   6.170   6.177   6.224   6.299   6.384   6.459
98-24.00    6.147   6.149   6.153   6.158   6.164   6.205   6.270   6.344   6.410
98-28.00    6.136   6.138   6.141   6.145   6.151   6.185   6.241   6.305   6.360
99-00.00    6.126   6.127   6.130   6.133   6.138   6.166   6.212   6.265   6.311
99-04.00    6.115   6.116   6.118   6.121   6.125   6.147   6.184   6.225   6.262
99-08.00    6.105   6.106   6.107   6.109   6.112   6.128   6.155   6.186   6.213
99-12.00    6.094   6.095   6.096   6.097   6.099   6.109   6.127   6.146   6.164
99-16.00    6.084   6.084   6.085   6.085   6.086   6.091   6.098   6.107   6.115
99-20.00    6.073   6.073   6.073   6.073   6.073   6.072   6.070   6.068   6.066
99-24.00    6.063   6.063   6.062   6.061   6.060   6.053   6.041   6.028   6.017
99-28.00    6.053   6.052   6.051   6.049   6.047   6.034   6.013   5.989   5.968
100-00.00   6.042   6.041   6.040   6.037   6.034   6.015   5.985   5.950   5.919
100-04.00   6.032   6.031   6.028   6.025   6.021   5.997   5.956   5.911   5.871
100-08.00   6.021   6.020   6.017   6.013   6.008   5.978   5.928   5.872   5.822
100-12.00   6.011   6.009   6.006   6.002   5.996   5.959   5.900   5.833   5.774
100-16.00   6.001   5.999   5.995   5.990   5.983   5.941   5.872   5.794   5.726
100-20.00   5.991   5.988   5.984   5.978   5.970   5.922   5.844   5.755   5.677
100-24.00   5.980   5.978   5.973   5.966   5.957   5.903   5.816   5.716   5.629
100-28.00   5.970   5.967   5.962   5.954   5.945   5.885   5.788   5.677   5.581
101-00.00   5.960   5.956   5.951   5.942   5.932   5.866   5.760   5.638   5.533
101-04.00   5.950   5.946   5.940   5.931   5.919   5.848   5.732   5.600   5.485
101-08.00   5.939   5.935   5.929   5.919   5.907   5.829   5.704   5.561   5.437
101-12.00   5.929   5.925   5.918   5.907   5.894   5.811   5.676   5.523   5.389
101-16.00   5.919   5.915   5.907   5.896   5.881   5.793   5.648   5.484   5.341
101-20.00   5.909   5.904   5.896   5.884   5.869   5.774   5.620   5.446   5.294
101-24.00   5.899   5.894   5.885   5.872   5.856   5.756   5.593   5.407   5.246
101-28.00   5.889   5.883   5.874   5.861   5.844   5.738   5.565   5.369   5.198
102-00.00   5.879   5.873   5.863   5.849   5.831   5.720   5.537   5.331   5.151


Spread @ Center Price             138             140             143             146             149             158
WAL                             24.06           22.45           20.24           17.90           15.66            9.30
Mod Durn                        11.96           11.62           11.08           10.40            9.64            6.62
Principal Window        Jan09 - Oct35   Jan09 - Oct35   Jan09 - Oct35   Jan09 - Oct35   Jan09 - Oct35   Jan09 - Oct35


Spread @ Center Price             164             167             168
WAL                              5.27            3.63            2.86
Mod Durn                         4.39            3.17            2.55
Principal Window        Jan09 - Jan12   Jan09 - Nov09   Aug08 - Jan09


LIBOR_1MO        4.2        4.2        4.2        4.2        4.2        4.2        4.2        4.2        4.2
Prepay       100 PSA    150 PSA    200 PSA    250 PSA    300 PSA    400 PSA    500 PSA    750 PSA   1000 PSA


Treasury     Mat       6MO       2YR       3YR       5YR      10YR      30YR
`            Yld     4.312     4.432     4.431     4.450     4.521     4.721


The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY CREDIT SUISSE FIRST BOSTON LLC (CSFB) AND NOT THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDERLYING ASSETS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFB. CSFB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates.

The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/. The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/0001193 12505178099/0001193125-05-178099-index.htm.

Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-
05-002094-index.htm.

WFMBS05-16ED - Price/Yield - ED

Balance   $58,034,322.00   Delay           24          WAC   5.9   WAM    358
Coupon    5.8              Dated           12/1/2005   NET   5.5   WALA     2
Settle    12/30/2005       First Payment   1/25/2006

Price          1       2       3       4       5       6       7       8
`          Yield   Yield   Yield   Yield   Yield   Yield   Yield   Yield
95-07.00   6.220   6.252   6.282   6.324   6.544   6.889   7.286   7.631
95-15.00   6.199   6.230   6.258   6.297   6.505   6.829   7.204   7.528
95-23.00   6.179   6.207   6.234   6.271   6.466   6.770   7.121   7.426
95-31.00   6.158   6.185   6.210   6.245   6.426   6.711   7.039   7.323
96-07.00   6.138   6.163   6.186   6.218   6.387   6.652   6.957   7.222
96-15.00   6.118   6.141   6.162   6.192   6.348   6.593   6.876   7.120
96-23.00   6.098   6.119   6.139   6.166   6.309   6.535   6.794   7.019
96-31.00   6.078   6.097   6.115   6.140   6.271   6.477   6.713   6.918
97-07.00   6.058   6.075   6.091   6.114   6.232   6.418   6.632   6.818
97-15.00   6.038   6.054   6.068   6.088   6.194   6.360   6.552   6.717
97-23.00   6.018   6.032   6.045   6.063   6.156   6.303   6.471   6.617
97-31.00   5.998   6.010   6.021   6.037   6.118   6.245   6.391   6.518
98-07.00   5.979   5.989   5.998   6.011   6.080   6.188   6.311   6.419
98-15.00   5.959   5.967   5.975   5.986   6.042   6.130   6.232   6.320
98-23.00   5.940   5.946   5.952   5.961   6.004   6.073   6.152   6.221
98-31.00   5.920   5.925   5.929   5.935   5.967   6.016   6.073   6.123
99-07.00   5.901   5.904   5.906   5.910   5.929   5.960   5.994   6.025


WAL                        25.80           21.53           18.73           15.99            9.35            5.29
Mod Durn                   12.85           11.77           10.90            9.90            6.66            4.41
Principal Window   Jul28 - Oct35   Mar23 - Oct35   Mar20 - Oct35   Nov15 - Oct35   Dec11 - Oct35   Sep10 - Jan12

Prepay                   125 PSA         200 PSA         250 PSA         300 PSA         400 PSA         500 PSA


WAL                         3.63            2.86
Mod Durn                    3.17            2.55
Principal Window   May09 - Nov09   Aug08 - Jan09

Prepay                   750 PSA        1000 PSA


Treasury   Mat       6MO       2YR       3YR       5YR      10YR      30YR
           Yld     4.279     4.312     4.306     4.311     4.388     4.607



--------------------------------------------------------------------------------
The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY CREDIT SUISSE FIRST BOSTON LLC (CSFB) AND NOT THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDERLYING ASSETS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFB. CSFB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates.

The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/. The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/0001193 12505178099/0001193125-05-178099-index.htm.

Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-
05-002094-index.htm.

WFMBS05-16AR10 - Price/Yield - MLIM

Balance   $10,000,000.00   Delay           24          WAC   5.9   WAM    358
Coupon    6                Dated           12/1/2005   NET   5.5   WALA     2
Settle    12/30/2005       First Payment   1/25/2006

Price          1       2       3       4       5       6       7       8
`          Yield   Yield   Yield   Yield   Yield   Yield   Yield   Yield
97-28.00   6.217   6.251   6.286   6.350   6.455   6.532   6.691   6.827
97-30.00   6.212   6.245   6.278   6.339   6.441   6.516   6.669   6.800
98-00.00   6.206   6.238   6.270   6.329   6.427   6.499   6.646   6.772
98-02.00   6.201   6.232   6.263   6.319   6.413   6.482   6.624   6.745
98-04.00   6.196   6.225   6.255   6.309   6.399   6.465   6.601   6.717
98-06.00   6.191   6.219   6.247   6.299   6.385   6.449   6.579   6.690
98-08.00   6.186   6.213   6.240   6.289   6.371   6.432   6.556   6.662
98-10.00   6.181   6.206   6.232   6.279   6.358   6.415   6.534   6.635
98-12.00   6.176   6.200   6.224   6.269   6.344   6.399   6.511   6.608
98-14.00   6.170   6.193   6.217   6.259   6.330   6.382   6.489   6.580
98-16.00   6.165   6.187   6.209   6.250   6.316   6.366   6.467   6.553
98-18.00   6.160   6.181   6.201   6.240   6.303   6.349   6.444   6.526
98-20.00   6.155   6.174   6.194   6.230   6.289   6.332   6.422   6.498
98-22.00   6.150   6.168   6.186   6.220   6.275   6.316   6.400   6.471
98-24.00   6.145   6.161   6.179   6.210   6.261   6.299   6.377   6.444
98-26.00   6.140   6.155   6.171   6.200   6.248   6.283   6.355   6.417
98-28.00   6.134   6.149   6.163   6.190   6.234   6.266   6.333   6.389


Spread @ Center Price             146             159             167             177             190             196
WAL                             23.90           15.87           12.03            8.33            5.56            4.47
Mod Durn                        12.28            9.89            8.26            6.34            4.58            3.80
Principal Window        Mar28 - Sep31   Feb19 - Apr24   Apr15 - Mar21   Jan13 - Feb17   Jan11 - Jan12   Mar10 - Sep10


Spread @ Center Price             208             218
WAL                              3.20            2.57
Mod Durn                         2.82            2.31
Principal Window        Jan09 - May09   Jun08 - Aug08


LIBOR_1MO        4.37        4.37        4.37        4.37        4.37        4.37        4.37        4.37
Prepay        100 PSA     200 PSA     250 PSA     300 PSA     400 PSA     500 PSA     750 PSA    1000 PSA


Treasury     Mat       6MO       2YR       3YR       5YR      10YR      30YR
             Yld     4.274     4.421     4.426     4.437     4.531     4.728



--------------------------------------------------------------------------------
The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY CREDIT SUISSE FIRST BOSTON LLC (CSFB) AND NOT THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDERLYING ASSETS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFB. CSFB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/. The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/0001193 12505178099/0001193125-05-178099-index.htm.

Additional material information to your decision may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-
05-002094-index.htm.